Exhibit 10.39


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), executed this 30th day of April, 2002, is by and among BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation (the "Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                R E C I T A L S:
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         A. On October 31, 1996, Borrower and Lender entered into that certain Credit Agreement, as amended (the "Credit Agreement") pursuant to which Lender agreed to make available to Borrower a revolving credit facility, in an amended amount not to exceed $20,000,000 upon the terms and conditions set forth in the Credit Agreement, as amended.

         B. On December 17, 2001, Borrower and Lender amended and restated the terms and conditions of the Credit Agreement pursuant to that certain Amended and Restated Credit Agreement (the "Amended Credit Agreement") in which Lender agreed to extend (A) the Revolving Loans in an amount not to exceed the lesser of (i) the applicable Borrowing Base, or (ii) $2,000,000; and (B) the Term Loan in an aggregate principal amount not to exceed $4,000,000 (collectively, the "Loans"), upon the terms and conditions set forth in the Amended Credit Agreement.

         C. Borrower desires to modify certain terms and conditions of the Amended Credit Agreement, and Lender is willing to agree to the modifications contained in this First Amendment, on the terms and conditions set forth herein.

D. All references herein to the Loan Documents shall refer collectively to the Amended Credit Agreement, the Revolving Credit Note, the Term
Loan Note,
the Amended and Restated Security Agreement, UCC-1 Financing Statements (all as defined in the Amended Credit Agreement) and any other instruments or documents evidencing, securing or relating to the Loans, as amended by this First Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDED CREDIT AGREEMENT AMENDMENTS. The Amended Credit Agreement is hereby amended as follows:

         (a) Modification of Maturity Date. The definition of Revolving Credit Maturity Date shall be deleted in its entirety and replaced with the following:

         ""Revolving   Credit   Maturity  Date"  shall  mean  April  30,  2003."

         (b) Modification of Total Fixed Charges. The definition of Total Fixed Charges shall be deleted in its entirety and replaced with the following:

         ""Total Fixed Charges" shall mean Fixed Charges plus Put Payments, plus the cost of repurchases by Borrower of any shares of any class of Borrower's capital stock in accordance with Section 6.6 hereof."

         (c) Modification of Repayment Requirements. Section 2.4(iii) is hereby deleted in its entirety and replaced with the following:

         "(iii) In addition to the foregoing, within ninety (90) days following the end of each fiscal year (commencing with Borrower's 2002 fiscal year end), Borrower shall make principal reduction payments on the outstanding principal balance of the Term Loan in an amount equal to 75% of the Excess Cash Flow calculated at such time for the preceding fiscal year. Borrower, at the time of such payment, shall provide to Lender any written evidence and financial documentation used in calculating the Excess Cash Flow."

         (d) Modification of Dividends and Distributions Covenant. Section 6.6 is hereby deleted in its entirety and replaced with the following:

                    "SECTION 6.6 Dividends and Distributions.
                           ---------------------------

                  Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, repurchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose; provided, however, that (i) any Subsidiary may declare and pay dividends or make other distributions to the Borrower, and (ii) Borrower may repurchase shares of its capital stock so long as Borrower simultaneously makes an equal corresponding principal reduction payment to the outstanding principal balance of the Term Loan; provided, however, that (1) any such principal reduction payment shall not reduce, limit, delay or otherwise affect Borrower's obligation to make quarterly principal payments in the amount of $250,000 on the outstanding principal balance of the Term Loan and (2) Borrower shall report any share repurchase on the Borrowing Base Certificate submitted to Lender in the manner specified in Section 5.4(d) ."

         (e) Borrowing Base Certificate. The Borrowing Base Certificate attached hereto as Exhibit A shall replace in its entirety the Borrowing Base Certificate attached as Exhibit B to the Amended Credit Agreement.

         2. LOAN DOCUMENT AMENDMENTS. Each of the Loan Documents is hereby amended to conform to the amendments to the Amended Credit Agreement as set forth in Paragraph 1.

         3. DOCUMENT RATIFICATION. Subject to the amendments set forth in Paragraph 1 above, all of the terms and conditions contained in the Amended Credit Agreement and the other Loan Documents, shall remain unmodified and in full force and effect.

         4. RELEASE. Except as specifically set forth herein, the execution of this First Amendment by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Loan Documents. Borrower hereby agrees that Lender has fully performed its obligations pursuant to the Loan Documents through the date hereof and hereby waives, releases and relinquishes any and all claims whatsoever, known or unknown, that it may have against Lender with respect to the Loan Documents through the date hereof.

         5. PAYMENT OF COSTS AND FEES; CONDITIONS PRECEDENT. Notwithstanding anything to the contrary set forth herein, the terms and provisions of this First Amendment shall not be effective unless and until all of the following shall have occurred:

         (a) Borrower shall have executed and delivered to Lender such other documents, instruments, resolutions and other items as may be required by Lender, in form satisfactory to Lender.

         (b) Borrower shall have paid to Lender a renewal fee in the amount of $2,000, together with all costs and expenses incurred by Lender in connection with this First Amendment, including, without limitation, the costs and expenses of Lender 's legal fees incurred in connection with this First Amendment.

         6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower represents, warrants and covenants to Lender:

         (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         (b) There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

         (c) Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         (d) Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         (f) Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this First Amendment.

         7. CONTROLLING LAW. The terms and provisions of this First Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

         8. BINDING EFFECT. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         9. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         10. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any counterpart of this First Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this First Amendment identical in form hereto but having attached to it one or more additional signature pages.

         11. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Amended Credit Agreement.

             IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.


                                                  BORROWER:

BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation


                                                  By: Dennis N. Genty
                                                  Title: Chief Financial Officer




                                                  LENDER:

KEYBANK  NATIONAL ASSOCIATION,                    a national banking association


                                                  By: Michelle K. Bushey
                                                  Title:   Vice President